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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            COFFEE HOLDING CO., INC.
             (Exact name of registrant as specified in its charter)

                  NEVADA                                               11-223811
(State of incorporation or organization)                      (I.R.S. Employer Identification No.)

                                         4401 FIRST AVENUE
                                      BROOKLYN, NY 11232-0005
                             (Address of principal executive offices)

         Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                                           Name of each exchange on which
         to be so registered                                           each class is to be registered
         -------------------                                           ------------------------------

         COMMON STOCK, $0.001 PAR VALUE                                    AMERICAN STOCK EXCHANGE
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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box [X].

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [ ].

         Securities Act registration statement file number to which this form relates: 333-116838

         Securities to be registered pursuant to Section 12(g) of the Act: None.

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
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         Coffee Holding Co., Inc. (the "Registrant") hereby incorporates by reference the description of its securities to be registered hereunder contained under the heading "Description of Capital Stock" in Registrant's Registration
Statement on Form SB-2 (Registration No. 333-116838), as originally filed with the Securities and Exchange Commission, (the "Commission") on June 24, 2004 or
subsequently amended (the "Registration Statement"), and in the prospectus included in the Registration Statement to be filed separately by Registrant with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

ITEM 2.  EXHIBITS.
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         The following Exhibits are either filed as part of this Registration
Statement or are incorporated herein by reference:


    3.1    Amended and Restated Articles of Incorporation of Coffee Holding Co.,
           Inc.

    3.2    Amended and Restated Bylaws of Coffee Holding Co., Inc.

    4.1 Form of Stock Certificate of Coffee Holding Co., Inc. (incorporated herein by reference to the Coffee Holding Co., Inc. Registration
           Statement on Form SB-2, filed with the Securities and Exchange
           Commission on June 24, 2004).

    4.2 Form of Warrant Certificate (incorporated herein by reference to the Coffee Holding Co., Inc. Registration Statement on Form SB-2/A, filed with the Securities and Exchange Commission on October 25, 2004).

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                COFFEE HOLDING CO., INC.

                                By:  /s/ Andrew Gordon
                                     ---------------------------------------
                                     Andrew Gordon
                                     President and Chief Executive Officer




Dated: April 29, 2005